Exhibit 10.4

EXECUTION VERSION

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Subscription Agreement”), dated as of [●], 2019 is made and entered into by and between New Frontier Corporation, a Cayman Islands exempted company (the “Company”), and the investor named on the signature page hereof (“Investor”). Capitalized terms used but not otherwise defined in this Subscription Agreement have the respective meanings given to them in the Transaction Agreement (as defined below).

WHEREAS, concurrently with the execution and delivery of this Subscription Agreement, the Company and certain other parties are entering into that certain Transaction Agreement, dated on or about the date hereof (as may be amended, supplemented, modified or varied from time to time, the “Transaction Agreement”) relating to a proposed business combination involving the Company, Healthy Harmony Holdings, L.P. (“HHH”) and/or their respective Affiliates to be effected on the terms and subject to the conditions set forth in the Transaction Agreement (the “Business Combination Transaction”);

WHEREAS, in connection with the Business Combination Transaction, Investor desires to subscribe for and purchase from the Company, and the Company desires to allot and issue and sell to Investor, at the Closing (as defined below), the number of Class A ordinary shares, par value US$0.0001 per share, of the Company (the “Class A Ordinary Shares”) specified on the signature page hereof (as may be adjusted in accordance with the terms herein, the “Subject Shares”) for the aggregate purchase price specified on the signature page hereof (as may be adjusted in accordance with the terms herein, the “Purchase Price”), representing a purchase price of  US$10.00 per Subject Share (the “Per Share Purchase Price”); and

WHEREAS, the Subject Shares are being allotted and issued as part of a private placement by the Company of Class A Ordinary Shares (the “Private Placement”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements, and subject to the conditions, contained in this Subscription Agreement, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

Section 1.             Subscription for Shares; Adjustment of Subject Shares and Purchase Price.

(a)             On the terms and subject to the conditions contained in this Subscription Agreement, Investor hereby irrevocably subscribes for and agrees to purchase from the Company, and the Company hereby agrees to allot and issue and sell to Investor, at the Closing, the Subject Shares for the Purchase Price.

(b)             Notwithstanding anything to the contrary, in the event that the Company determines in its sole discretion to issue fewer Class A Ordinary Shares in connection with the Private Placement than the total number of Class A Ordinary Shares which Investor and other investors have agreed to subscribe for as specified on the signature page(s) to this Subscription Agreement and other subscription agreements entered into in connection therewith, the Company shall have the right to, by written notice to Investor at any time prior to ten (10) Business Days before the Closing, reduce the number of Subject Shares by up to 25% and reduce the Purchase Price proportionally based on the Per Share Purchase Price.

1

(c)             Investor’s agreement and obligation to purchase the Subject Shares hereunder, and the obligations of other investors to purchase Class A Ordinary Shares in the Private Placement, shall be several (and not joint and several). In no event shall Investor be obligated to purchase any shares of the Company in any amount in excess of the Purchase Price.

Section 2.             Closing.

(a)             Subject to the satisfaction or waiver of the conditions set forth in Section 4, the closing of the purchase and sale of the Subject Shares contemplated hereby (the “Closing”) shall occur on the date (the “Closing Date”) of, and immediately prior to the closing of the Business Combination Transaction as set forth in the Transaction Agreement. Not less than fifteen (15) Business Days prior to the anticipated Closing Date, the Company shall deliver written notice (the “Closing Notice”) to Investor specifying the anticipated Closing Date, as determined by the Company in good faith, and instructions for wiring the Purchase Price to an account of a third-party escrow agent (the “Escrow Account”) which shall be the Company’s transfer agent (the “Escrow Agent”) pursuant to an escrow agreement between the Company and the Escrow Agent (the “Escrow Agreement”) in form and substance reasonably acceptable to Investor, a copy of which shall be provided to Investor at least ten (10) Business Days before the Closing Date.

(b)             At least five (5) Business Days before the Closing Date, subject to the satisfaction or waiver of the conditions set forth in Section 4 (other than those conditions that by their nature are to be satisfied at the Closing, but without affecting the requirement that such conditions be satisfied or waived at the Closing), Investor shall deliver the Purchase Price in cash via wire transfer to the Escrow Account as specified by the Company in the Closing Notice, to be held in escrow pending the closing of the Business Combination Transaction. If the closing of the Business Combination Transaction does not occur within thirty (30) days after the Closing Date specified in the Closing Notice, the Escrow Agreement will provide that the Escrow Agent shall, and the Company shall cause the Escrow Agent to, automatically return to Investor the Purchase Price, provided that the return of the Purchase Price placed in escrow shall not terminate the Agreement or otherwise relieve either party of any of its obligations hereunder, further provided that the Company shall keep Investor reasonably informed of the status of the closing of the Business Combination Transaction during such period before the return of the Purchase Price.

[(b)           On or prior to 8:00 A.M. eastern time (or as soon as practicable after the Company or its transfer agent provides a screenshot evidencing the issuance to Investor of the Subject Shares on and as of the Closing Date) on the Anticipated Closing Date specified in the Closing Notice to Investor (or such other date as mutually agreed by the Company and the Investor), subject to the satisfaction or waiver of the conditions set forth in Section 4 (other than those conditions that by their nature are to be satisfied at the Closing, but without affecting the requirement that such conditions be satisfied or waived at the Closing), Investor shall deliver the Purchase Price in cash via wire transfer to the Escrow Account as specified by the Company in the Closing Notice against delivery by the Company to Investor of (i) the Subject Shares in book entry form, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws), in the name of Investor (or its nominee in accordance with its delivery instructions) or to a custodian designated by Investor, as applicable, and (ii) written notice from the Company or its transfer agent evidencing the issuance to Investor of the Subject Shares on and as of the Closing Date. In the event that the Closing does not occur within one (1) business day after the Anticipated Closing Date specified in the Closing Notice, the Company shall promptly (but in no event later than two (2) business days after the Anticipated Closing Date specified in the Closing Notice (or such other date as mutually agreed by the Company and the Investor)) return the funds so delivered by Investor to the Company by wire transfer of United States dollars in immediately available funds to the account specified by Investor.]1

1 Included in the subscription agreement for one investor.

2

(c)            On the Closing Date, subject to the satisfaction or waiver of the conditions set forth in Section 4, the Company shall instruct its registered office provider to register Investor as the owner of the Subject Shares purchased hereunder in the Company’s register of members and deliver (or cause to be delivered) to Investor a certified copy of the Company’s updated register of members against release by the Escrow Agent to the Company of the Purchase Price as provided in Section 2(b).

(d)            The Company’s updated register of members shall contain a notation, and each certificate (if any) evidencing the Subject Shares shall be stamped or otherwise imprinted with a legend, in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT OR LAWS.”

(e)             At the Closing, the parties hereto shall execute and deliver, or cause to be executed and delivered, such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Closing as contemplated by this Subscription Agreement.

Section 3.             Use of Proceeds. The proceeds from the sale of the Subject Shares shall be used by the Company for the consummation of the Business Combination Transaction in accordance with the Transaction Agreement, and any remaining balance may be used as directed by the NFC Board.

Section 4.             Closing Conditions.

(a)             The obligations of each of the Company and Investor to consummate the Closing are subject to the satisfaction on the Closing Date, or the waiver by each of the Company and Investor, of each of the following conditions:

(i)          all conditions precedent to the closing of the Business Combination Transaction provided for in the Transaction Agreement shall have been satisfied or waived by the applicable party or parties thereto (other than those conditions, which, by their nature, are to be satisfied at the closing of the Business Combination Transaction, but subject to satisfaction of such conditions as of the closing of the Business Combination Transaction [and provided that any such waiver does not materially adversely affect Investor]2), and the closing of the Business Combination Transaction shall occur, in accordance with the terms of the Transaction Agreement, on the Closing Date substantially concurrently with the Closing, without giving effect to any modifications, amendments, consents or waivers of any provision thereof in any manner that result in, or would reasonably be expected to result in, a Material Adverse Effect (as defined below) to the Company without the prior written consent (not to be unreasonably withheld, delayed or conditioned) of Investor;

2 Included in the subscription agreement for one investor.

3

(ii)         there shall not be any law, order, writ, injunction, decree, determination or award of any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body having jurisdiction restraining, enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Subscription Agreement; and

(iii)        the Subject Shares shall have been approved for listing on the New York Stock Exchange (the “NYSE”), subject only to official notice of issuance thereof, and no suspension of the qualification of the Subject Shares for offering or sale or trading in the United States, New York or the NYSE, or initiation or threatening of any proceedings for any of such purposes, shall have occurred.

(b)            In addition to the conditions set forth in Section 4(a), the obligation of Investor to consummate the Closing is subject to the satisfaction on the Closing Date, or the waiver by Investor, of the following conditions:

(i)          (A) the representations and warranties of the Company set forth in Section 5(a), Section 5(b), Section 5(c), Section 5(k) and Section 5(q) and those other representations and warranties of the Company set forth in Section 5 that are qualified by any materiality or Material Adverse Effect qualifier shall be true and correct in all respects at and as of the date of this Subscription Agreement and the Closing Date as if made at and as of the Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all respects as of such earlier date); and (B) the other representations and warranties of the Company set forth in Section 5 shall be true and correct in all material respects at and as of the date of this Subscription Agreement and the Closing Date as if made at and as of the Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects as of such earlier date);

(ii)         the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing; and

(iii)        Investor shall have received a certificate dated as of the Closing Date, duly executed and delivered on behalf of the Company by the chief executive officer of the Company certifying that the conditions set forth in Section 4(a)(i), Section 4(b)(i) and Section 4(b)(ii) have been duly satisfied.

[(iv)      the Transaction Agreement shall not have been amended to provide for a total enterprise value for all of the businesses to be acquired therein (calculated on a cash-free, debt-free basis and assuming a normal amount of working capital) that is in excess of $1,330,000,000.]3

3 Included in the subscription agreement for two investors.

4

[(iv)      the aggregate number of ordinary shares of the Company issued and outstanding as of immediately prior to the closing of the Business Combination (treating all ordinary shares to be issued pursuant to the Private Placement (as may be adjusted pursuant to the cut-back arrangements therein) as issued and outstanding for such purposes) shall not exceed 149,000,000.]4

(c)            In addition to the conditions set forth in Section 4(a), the obligation of the Company to consummate the Closing is subject to the satisfaction on the Closing Date, or the waiver by the Company, of the following conditions:

(i)          (A) the representations and warranties of Investor set forth in Section 6(a) and Section 6(b) and those other representations and warranties of Investor set forth in Section 6 that are qualified by any materiality or Material Adverse Effect qualifier shall be true and correct in all respects at and as of the date of this Subscription Agreement and the Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all respects as of such earlier date); and (B) the other the representations and warranties of Investor set forth in Section 6 shall be true and correct in all material respects at and as of the date of this Subscription Agreement and the Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects as of such earlier date); and

(ii)         Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by Investor at or prior to the Closing.

Section 5.             The Company’s Representations and Warranties. The Company represents and warrants to Investor that, as of the date hereof and as of the Closing Date:

(a)             The Company has been duly incorporated, is validly existing and is in good standing as an exempted company under the laws of the Cayman Islands, with the corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

(b)             The Subject Shares have been duly authorized and, when allotted and issued and delivered to Investor against full payment of the Purchase Price in accordance with the terms of this Subscription Agreement, will be validly issued, fully paid and non-assessable and will not have been issued in violation of, or subject to any preemptive or similar rights created under the Company’s organizational documents or under the laws of the Cayman Islands. As of the Closing, the Subject Shares shall be identical in all respects to the Company’s outstanding publicly traded shares other than that the Subject Shares have not been registered under the Securities Act (as hereinafter defined).

4 Included in the subscription agreement for one investor.

5

(c)             The execution, delivery and performance of its obligations by the Company of this Subscription Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action, and no other proceedings on the Company’s part are necessary to authorize the execution, delivery or performance of its obligations by the Company of this Subscription Agreement. This Subscription Agreement has been duly executed and delivered by the Company, constitutes a valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting the rights of creditors generally, (ii) applicable laws relating to the availability of specific performance, injunctive relief or other equitable remedies, or (iii) to the extent the indemnification provisions contained in the Registration Rights may be limited by applicable federal or state securities laws.

(d)             The execution and delivery by the Company of this Subscription Agreement, and the performance by the Company of its obligations under this Subscription Agreement, including the allotment and issue and sale of the Subject Shares, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, require any notice, filing, consent, authorization or approval under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or pursuant to the terms of  (i) any indenture, mortgage, deed of trust, loan agreement, license, lease or any other agreement, contract or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject; (ii) the organizational documents of the Company; or (iii) any statute or any judgment, order, injunction, award, decree, law, code, rule or regulation of any court, arbitral, regulatory, administrative or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties, except, in the case of clause (i), for such matters that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, assets, liabilities, financial condition, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole (for such purposes, treating the Business Combination Transaction as having been consummated), the validity of the Subject Shares or the legal authority or ability of the Company to perform in all material respects its obligations under the Transaction Agreement or this Subscription Agreement (a “Material Adverse Effect”).

(e)             Assuming the accuracy of the representations and warranties of Investor set forth in Section 6(e), Section 6(f), Section 6(i) through Section 6(m) and Section 6(p), in connection with the offer, sale and delivery of the Subject Shares in the manner contemplated by this Subscription Agreement, it is not required to register the Subject Shares under the Securities Act of 1933, as amended (the “Securities Act”).

(f)              Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with any offer or share of the Subject Shares.

6

(g)             The Company has timely and duly filed all forms, reports and other documents required to be filed by it with the Securities and Exchange Commission (the “SEC”), together with any amendments, restatements or supplements thereto (all of the foregoing filed since June 27, 2018 and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”) since June 27, 2018. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the case may be, and the rules and regulations thereunder, and none of the SEC Documents, at the time they were filed with the SEC (except to the extent that information contained in any SEC Document has been superseded by a later timely filed SEC Document), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. There are no material outstanding or unresolved comments in comment letters from the SEC with respect to any of the SEC Documents. Each of the financial statements (including, in each case, any notes thereto) contained in the SEC Documents was prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and each fairly presents, in all material respects, the financial position, results of operations and cash flows of the Company as at the respective dates thereof and for the respective periods indicated therein.

(h)             Since June 27, 2018, the Company has timely filed all certifications and statements required by (x) Rule 13a-14 or Rule 15d-14 under the Exchange Act or (y) 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002) with respect to any SEC Document (the “Company Certifications”). Each of the Company Certifications is true and correct. The Company maintains disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the Exchange Act; such controls and procedures are reasonably designed to ensure that all material information concerning the Company is made known on a timely basis to the individuals responsible for the preparation of the Company’s SEC filings and other public disclosure documents. As used in this Section 5(h), the term “file” shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

(i)              The Company is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of  (i) any indenture, mortgage, deed of trust, loan agreement, license, lease or any other agreement, contract or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject; (ii) the organizational documents of the Company; or (iii) any statute or any judgment, order, injunction, award, decree, law, code, rule or regulation of any court, arbitral, regulatory, administrative or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties, except, in the case of clause (i), for defaults or violations that have not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(j)              The Company is not required to obtain any consent, approval, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by the Company of this Subscription Agreement (including, without limitation, the issuance of the Subject Shares), other than (i) filings required by applicable state or federal securities laws, including Regulation D promulgated under the Securities Act and (ii) those required by the NYSE, including with respect to obtaining shareholder approval [and (iii) the failure of which to obtain would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect]5.

5 Included in the subscription agreement for one investor.

7

(k)             The authorized share capital of the Company consists of: (i) 1,000,000 preference shares, par value US$0.0001 per share (the “Preference Shares”); (ii) 180,000,000 Class A Ordinary Shares; and (iii) 20,000,000 Class B ordinary shares, par value US$0.0001 per share (the “Class B Ordinary Shares”). As of the date hereof and immediately prior to the Closing (prior to giving effect to any valid redemption of Class A Ordinary Shares pursuant to the Company Charter or any issuance of Class A Ordinary Shares hereunder or under the other subscription agreements and except as may be otherwise disclosed pursuant to the NFC reports or to Investor in writing prior to the date hereof or prior to the Closing, as applicable): (i) no Preference Shares are issued and outstanding, (ii) 28,750,000 Class A Ordinary Shares are issued and outstanding, (iii) 11,712,500 Class B Ordinary Shares are issued and outstanding, and (iv) 22,125,000 warrants, each entitling the holder thereof to purchase one (1) Class A Ordinary Share at an exercise price of $11.50 per share, are outstanding. Except (a) as set forth in the preceding sentence, (b) certain Class A Ordinary Shares to be issued at the Closing pursuant to or as contemplated by the Transaction Agreement and/or the Ancillary Agreements, (c) pursuant to this Subscription Agreement and other subscription agreements entered into in connection with the Private Placement, or (d) pursuant to the forward purchase agreements as disclosed in, and in the form filed as Exhibit 3.2 to, the Registration Statement on Form S-1 of the Company filed with the SEC on June 4, 2018 (collectively, the “Forward Purchase Agreements”), the Company has no other commitments, side letters, agreements or understanding to issue or sell, directly or indirectly, any Class A Ordinary Shares, Class B Ordinary Shares or outstanding options, warrants, convertible or exchangeable securities or other equity interests in the Company or securities convertible into or exchangeable for equity interests of the Company.

(l)              The Company has not received any written communication since June 27, 2018 from a governmental entity that alleges that the Company is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(m)            The issued and outstanding Class A Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act, and are listed for trading on the NYSE. There is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by the NYSE or the SEC with respect to any intention by such entity to deregister the Class A Ordinary Share or prohibit, terminate or suspend the listing of the Class A Ordinary Share on the NYSE. The Company has taken no action that is designed to terminate the registration of the Class A Ordinary Share under the Exchange Act.

(n)             There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the Company’s officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such.

8

(o)             Neither the Company, nor any director, officer, agent, employee or other Person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. For purposes of this Subscription Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or any government or any department or agency thereof.

(p)             The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, but not limited to, those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the USA Patriot Act of 2001 and the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(q)             Other than the Placement Agent, no broker, finder, investment banker or other Person is entitled to any brokerage, finder’s fee or commission from the Company in connection with the Private Placement for which Investor would be liable.

(r)             With respect to any offers or sales of Class A Ordinary Shares in reliance on Regulation S under the Securities Act, none of the Company, any of its Affiliates (as defined in Rule 405 under the Securities Act) or any other Person acting on behalf of the Company has, with respect to the Class A Ordinary Shares, offered the Class A Ordinary Shares to buyers qualifying as “U.S. persons” (as defined in Rule 902 under the Securities Act) or in the United States or engaged in any “directed selling efforts” within the meaning of Rule 902 under the Securities Act; the Company, any Affiliate of the Company and any Person acting on behalf of the Company have complied with any applicable “offering restrictions” within the meaning of such Rule 902; provided that no representation or warranty is made in this paragraph with respect to the actions of the Placement Agents (as defined below) or any of their Affiliates.

[(s)            Except as set forth in the SEC Documents, there are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Subject Shares, or (ii) any other shares to be issued as part of the Private Placement.

(t)             The company is not, and immediately after receipt of payment for the Subject Shares will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

9

(u)             None of the Company nor any of its subsidiaries, or to the actual knowledge of the Company, the directors, officers, agents, employees or affiliates of the Company, is currently the target of, or otherwise subject to restrictions under, any sanctions administered or enforced by the United States, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State; the United Nations Security Council; Canada; the European Union; the United Kingdom; or other government authority with jurisdiction over the parties (collectively, “Sanctions”). None of the Company or any of its subsidiaries, affiliates, or agents is located, organized or resident in a country or territory that is the subject or target of country- or territory-wide Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea or Syria (each, a “Sanctioned Country”). The Company and its subsidiaries, affiliates, or agents will not directly or indirectly use the proceeds from the Subject Shares, or lend, or knowingly contribute or otherwise make available such proceeds: (i) to fund or facilitate any activities of or business with any person that is the target of, or otherwise subject to restrictions under, any Sanctions; (ii) to fund or facilitate any activities of or business in any Sanctioned Country; or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, initial purchaser, advisor, investor or otherwise) of Sanctions. In the past five years, none of the Company nor any of its subsidiaries, or to the actual knowledge of the Company, its affiliates, or agents have engaged in or are now engaged in any dealings or transactions: (i) with, or involving the interests or property of, any person that, at the time of the dealing or transaction, was or is subject to restrictions imposed by any Sanctions or located, organized or resident in a Sanctioned Country; or (ii) that are otherwise prohibited by Sanctions.]6

Section 6.             Investor’s Representations and Warranties. Investor represents and warrants to the Company that, as of the date hereof and as of the Closing Date:

(a)             Investor has been duly formed, is validly existing and is in good standing under the laws of its jurisdiction of formation (if the concept of “good standing” is a recognized concept in such jurisdiction), with the requisite entity power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

(b)             This Subscription Agreement has been duly authorized, executed and delivered by Investor, constitutes a valid and legally binding obligation of Investor, and is enforceable against Investor in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting the rights of creditors generally, (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies, or (iii) to the extent the indemnification provisions contained in the Registration Rights may be limited by applicable federal or state securities laws.

(c)             Other than filings required by applicable state or federal securities laws, including Regulation D promulgated under the Securities Act, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of Investor in connection with the consummation of the transactions contemplated by this Subscription Agreement.

6 Included in the subscription agreement for one investor.

10

(d)             The execution and delivery by Investor of this Subscription Agreement, and performance by Investor of its obligations under this Subscription Agreement, including the purchase of the Subject Shares, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Investor or pursuant to the terms of  (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Investor is a party or by which Investor is bound or to which any of the property or assets of Investor is subject; (ii) the organizational documents of Investor; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Investor or any of its properties, except, in the case of clauses (i) and (iii), for such matters that would not reasonably be expected to have a material adverse effect on the legal authority or ability of Investor to perform its obligations under this Subscription Agreement.

(e)             Investor (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), in each case, satisfying the applicable requirements set forth on Schedule I, or is not a “U.S. Person” as defined in Rule 902 of Regulation S under the Securities Act, (ii) is acquiring the Subject Shares only for its own account and not for the account of others, or if Investor is subscribing for the Subject Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” or an institutional “accredited investor” (each as defined above), and Investor has full investment discretion with respect to each such account and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Subject Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act and Investor further represents that Investor does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations in the Subject Shares to such Person or to any third Person, with respect to any of the Subject Shares. If Investor was formed for the specific purpose of acquiring the Subject Shares, each of its equity owners is an accredited investor. Investor has completed Schedule I hereto, and the information contained therein is accurate and complete.

(f)              Investor understands that the Subject Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Subject Shares have not been registered under the Securities Act. Investor understands that the Subject Shares may not be resold, transferred, pledged or otherwise disposed of by Investor absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (iii) pursuant to Rule 144 under the Securities Act, provided that all of the applicable conditions thereof have been met, or (iv) pursuant to another applicable exemption from the registration requirements of the Securities Act, and that any book-entry notations with respect to (or certificates representing) the Subject Shares will contain a legend to such effect. Investor acknowledges that the Subject Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Investor understands and agrees that the Subject Shares, until transferred pursuant to an effective registration statement, will be subject to transfer restrictions and, as a result of these transfer restrictions, Investor may not be able to readily resell the Subject Shares and may be required to bear the financial risk of an investment in the Subject Shares for an indefinite period of time. Investor acknowledges that the Company has no obligation to register or qualify the Subject Shares for resale, except for the Registration Rights. Investor understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Subject Shares.

11

(g)             Investor understands and agrees that Investor is purchasing Subject Shares directly from the Company. Investor further acknowledges that there have been no representations, warranties, covenants and agreements made to Investor by or on behalf of the Company (including without limitation any placement agent for the sale of the Subject Shares), expressly or by implication, other than those representations, warranties, covenants and agreements of the Company expressly set forth in this Subscription Agreement.

(h)             Investor’s acquisition and holding of the Subject Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code, as amended (the “Code”), or any applicable similar law.

(i)              In making its decision to subscribe for and purchase the Subject Shares, Investor has relied solely upon Investor’s own independent investigation and the representations and warranties of the Company contained herein. Investor acknowledges that (i) Investor has received such information as Investor deems necessary in order to make an investment decision with respect to the Subject Shares, and (ii) Investor and its professional advisor(s), if any, have had the full opportunity to ask the Company’s management questions, receive such answers and obtain such information as Investor and its professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Subject Shares. Investor acknowledges and agrees that neither Credit Suisse Securities (USA) LLC / UBS Securities LLC, acting as placement agent to the Company (the “Placement Agent”), nor any affiliate of the Placement Agent has provided Investor with any information or advice with respect to the Subject Shares nor is such information or advice necessary or desired. Neither the Placement Agent nor any of its affiliates has made or makes any representation as to the Company or HHH or the quality of the Subject Shares. In connection with the issuance of the Subject Shares to Investor, neither the Placement Agent nor any of its affiliates has acted as a financial advisor or fiduciary to Investor.

(j)              Investor became aware of the offering of the Subject Shares solely by means of direct contact between Investor and the Company or by means of contact from the Placement Agent, and the Subject Shares were offered to Investor solely by direct contact between Investor and the Company or by contact between Investor and the Placement Agent. Investor did not become aware of the offering of the Subject Shares, nor were the Subject Shares offered to Investor, by any other means.

(k)             Investor acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Subject Shares. Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Subject Shares, and Investor has sought such accounting, legal and tax advice as Investor has considered necessary to make an informed investment decision.

(l)              Alone, or together with any professional advisor(s), Investor has adequately analyzed and fully considered the risks of an investment in the Subject Shares and determined that the Subject Shares are a suitable investment for Investor and that Investor is able at this time and in the foreseeable future to bear the economic risk of a total loss of Investor’s investment in the Company. Investor acknowledges specifically that a possibility of total loss exists.

12

(m)            Investor understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Subject Shares or made any findings or determination as to the fairness of an investment in the Subject Shares.

(n)            Investor is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons, the Executive Order 13599 List, or the Foreign Sanctions Evaders List, each of which is administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (collectively, the “OFAC Lists”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or, to Investor’s knowledge, providing banking services indirectly to a non-U.S. shell bank. Investor agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Investor is permitted to do so under applicable law. If Investor is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), Investor maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC Lists. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Investor and used to purchase the Subject Shares were legally derived.

(o)             If Investor is not a United States person (as defined by Section 7701(a)(30) of the Code), Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Subject Shares or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Subject Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Subject Shares. Assuming the accuracy of the representations and warranties of the Company set forth in Section 5, Investor’s subscription and payment for and continued beneficial ownership of the Subject Shares will not violate any applicable securities or other laws of Investor’s jurisdiction.

(p)             If Investor is an individual, then Investor resides in the state or province identified in the address of Investor set forth on the signature page hereof; if Investor is a partnership, corporation, limited liability company or other entity, then its principal place of business is the office or offices located at the address or addresses of Investor set forth on the signature page hereof.

(q)             Investor acknowledges its obligations under applicable securities laws with respect to the treatment of material non-public information relating to the Company.

(r)             Investor has access to, and at the Closing will have, sufficient funds to pay the Purchase Price.

13

(s)             If Investor is not a U.S. Person (as defined under Rule 902 under the Securities Act) and the offer and sale of the Subject Shares is being made in reliance on Regulation S under the Securities Act, (i) Investor was or will be outside the United States at the time any buy order for the Class A Ordinary Shares was or is originated, and (ii) neither Investor nor any of its Affiliates (as defined in Rule 405 under the Securities Act) has, with respect to the Class A Ordinary Shares, engaged in any “directed selling efforts” within the meaning of Rule 902 under the Securities Act.

Section 7.             No other Representations or Warranties.

(a)             Except for the specific representations and warranties contained in Section 5, none of the Company nor any person on behalf of the Company, including without limitation any placement agent for the sale of the Subject Shares nor any of the Company’s affiliates or representatives (collectively, the “Company Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Company, HHH, the Business Combination Transaction, the offering of the Subject Shares, the transaction contemplated hereby or any other matter, and the Company Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Company in Section 5 and in any certificate or agreement delivered pursuant hereto, Investor specifically disclaims that it, or anyone on its behalf, is relying upon any other representations or warranties that may have been made by any Company Party.

(b)             Except for the specific representations and warranties contained in this Section 6, none of Investor nor any person acting on behalf of Investor nor any of Investor’s affiliates (the “Investor Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to Investor and the transactions contemplated hereby, and the Investor Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by Investor in Section 6, the Company specifically disclaims that it, or anyone on its behalf, is relying upon any other representations or warranties that may have been made by any Investor Party.

Section 8.             Registration Rights. Investor shall have registration rights as set forth on Exhibit A hereto (the “Registration Rights”).

Section 9.             Termination.   This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of  (a) such date and time as the Transaction Agreement is terminated in accordance with its terms, (b) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement and the prior written consent of HHH, (c) the closing of the Business Combination Transaction without the substantially concurrent consummation of the Closing as a result of the failure of any of the conditions to the Closing set forth in Section 4 above to be satisfied or waived at or prior to the Closing, (d) the Outside Date (as defined under the Transaction Agreement), (e) the entering into of an agreement by HHH and/or its Affiliates with a third party other than the Company relating to a merger, acquisition, consolidation, business combination or similar transaction involving, or any acquisition of all or a material portion of the business or assets of, HHH, or (f) the failure of to consummate the Business Combination Transaction before July 3, 2020; provided that in the event of any termination of this Agreement pursuant to this Section 9, the Purchase Price (and the interest accrued thereon), if previously paid, shall be promptly (and in any event within one (1) business day) returned to the Purchaser and this Agreement shall forthwith become null and void and have no effect, without any liability on the part of Investor or the Company and their respective directors, officers, employees, partners, managers, members or shareholders and all rights and obligations of each party shall cease; provided, however, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination of this Subscription Agreement, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such willful breach. The Company shall notify Investor in writing of the termination of the Transaction Agreement promptly after such termination. Notwithstanding the foregoing, this Section 9, Section 10 and Section 12 shall survive the termination of this Subscription Agreement.

14

Section 10.           Trust Account Waiver. Investor hereby acknowledges that the Company has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (the “IPO”) and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of the Company’s public shareholders (the “Public Shareholders”) and certain other parties (including the underwriters of the IPO). For and in consideration of the Company entering into this Subscription Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Investor hereby agrees that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets held in the Trust Account, and shall not make any claim against the Trust Account, regardless of whether such claim arises as a result of, in connection with or relating in any way to this Subscription Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”). Investor hereby irrevocably waives any Released Claims that it may have against the Trust Account now or in the future as a result of, or arising out of, any discussions, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever. In the event Investor has any right, title, interest or claim of any kind against the Company under this Agreement, Investor shall pursue such right, title, interest or claim solely against the Company and its assets outside the Trust Account.

Section 11.           No Waiver. The Company shall not waive any condition to the closing of the Business Combination Transaction as set forth in the Transaction Agreement that results in, or would reasonably be expected to result in a Material Adverse Effect without the prior written consent (not to be unreasonably withheld, delayed or conditioned) of Investor.

[Section 11.         Certain Covenants.

(a)          The Company shall not waive any condition to the closing of the Business Combination Transaction as set forth in the Transaction Agreement that results in, or would reasonably be expected to result in a Material Adverse Effect without the prior written consent (not to be unreasonably withheld, delayed or conditioned) of Investor.

(b)          The Company will use reasonable efforts to determine whether it is a “passive foreign investment company” as defined in Section 1297 of the Code (a “PFIC”). If the Company determines that it is a PFIC, it will (i) notify Investor of its PFIC status and (ii) use reasonable efforts to provide information adequate for an election to be made treating NFC as a “qualified electing fund” under Section 1295 of the Code.]7

7 Included in the subscription agreement for two investors.

15

Section 12.           Miscellaneous.

(a)             Each of the Company and Investor will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Subscription Agreement and the consummation of the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants. The Company shall be responsible for the fees of its transfer agent, the Escrow Agent, stamp taxes and all of The Depository Trust Company’s fees associated with the issuance of the Subject Shares.

(b)             This Subscription Agreement and the rights and obligations of the parties hereunder may not be assigned by any party to any other person, except that Investor may assign its rights and obligations under this Subscription Agreement to one or more of its affiliates or another person acceptable to the Company, provided that no such assignment shall relieve Investor of its obligations hereunder if any such affiliate fails to perform such obligations.

(c)             The Company may request from Investor such additional information as the Company may reasonably deem necessary to evaluate the eligibility of Investor to acquire the Subject Shares, and Investor shall provide such information as may reasonably be requested, to the extent readily available and to the extent consistent with its internal policies and procedures.

(d)             Each of the Company and Investor is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. The Placement Agent shall be a third party beneficiary of the representations and warranties of the Company set forth in Section 5 hereof and with respect to the representations and warranties of Investor set forth in Section 6 hereof. HHH shall have the right, as a third party beneficiary of Investor’s covenants contemplated under this Subscription Agreement to obtain specific performance of, or cause the Company to seek specific performance of, Investor’s obligations to deliver the Purchase Price in accordance with this Subscription Agreement. Nothing herein shall limit the rights of HHH to make a claim under the Transaction Agreement against the Company.

(e)             All of the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

(f)              This Subscription Agreement may not be amended, modified, waived or terminated except by an instrument in writing, signed by each of the parties hereto and HHH.

16

(g)             This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties with respect to the subject matter hereof. For the avoidance of doubt, this Subscription Agreement shall not have the effect of superseding or supplementing (or otherwise affect) the Forward Purchase Agreements. This Subscription Agreement is exclusively for the benefit of the parties hereto, and their respective successors and permitted assigns, and except as provided in Section 12(d), this Subscription Agreement shall not be deemed to confer upon or give to any other third party any remedy, claim, liability, reimbursement, cause of action or other right, in each case whether by virtue of the Contracts (Rights of Third Parties) Ordinance (Cap. 623 of the Laws of Hong Kong) or any similar law in other jurisdiction to enforce any of the terms to this Subscription Agreement.

(h)             Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(i)              If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(j)              This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(k)             The headings herein are for convenience only, do not constitute a part of this Subscription Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(l)              The parties hereto agree that irreparable damage may occur in the event that the parties do not perform the provisions of this Subscription Agreement in accordance with its terms or otherwise breach such provisions. Accordingly, the parties hereto acknowledge and agree that the parties may be entitled to seek an injunction, specific performance and other equitable relief to prevent breaches of this Subscription Agreement and to seek to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that the other party has an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity. Any party seeking an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

17

(m)            Any notice or other communication required or permitted under this Subscription Agreement shall be in writing and shall be deemed to have been given (i) when delivered by hand (with written confirmation of receipt), (ii) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested), (iii) on the date sent by e-mail (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient, or (iv) when delivered by certified mail, registered mail, courier service, return-receipt received to the other party at the address set forth below, or at such other address provided by like notice to the other party:

(i)          if to Investor, the address specified on the signature page hereof, or

(ii)         if to the Company, to:

c/o New Frontier Corporation

23rd Floor, 299 QRC

287-299 Queen’s Road Central

Hong Kong

Attention:         Carl Wu

E-mail:             carl@new-frontier.com

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Attention:         Patrick J. Naughton

E-mail:             PNaughton@stblaw.com

Simpson Thacher & Bartlett LLP

3901 China World Tower

1 Jianguomenwai Avenue

Beijing 100004, China

Attention:         Yang Wang

E-mail:             yang.wang@stblaw.com

with a second required copy (which shall not constitute notice) to:

Winston & Strawn LLP

200 Park Avenue

New York, NY 10166-4193

United States

Attention:        Joel L. Rubinstein

Email:             JRubinstein@winston.com

(n)             This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the Hong Kong Special Administrative Region (“Hong Kong”), without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state.

18

(o)             The parties agree that all disputes arising under, or relating to, this Subscription Agreement shall be resolved in accordance with the ICC Rules of Arbitration by a panel of three arbitrators. The arbitration shall be seated in Hong Kong, although hearings may take place anywhere that the arbitral tribunal deems convenient after consultation with the parties. The language of the proceedings shall be English.

(p)             The Company agrees to comply with any applicable “offering restrictions” within the meaning of Rule 902 under the Securities Act with respect to any offers or sales of Class A Ordinary Shares made in reliance thereon.

[(q)           Investor acknowledges that the Company will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, Investor agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties of Investor set forth herein are no longer accurate in all material respects. The Company acknowledges that Investor will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, the Company agrees to promptly notify Investor if any of the acknowledgments, understandings, agreements, representations and warranties of the Company set forth herein are no longer accurate in all material respects.]8

[SIGNATURE PAGES FOLLOW]

8 Included in the subscription agreement for one investor.

19

IN WITNESS WHEREOF, the Company has caused this Subscription Agreement to be duly executed by its authorized signatory as of the date first indicated above.

NEW FRONTIER CORPORATION

By:
Name: Carl Wu
Title: Director

Address for notices:

23/F, 299 QRC

No. 287-299, Queen’s Rd Central

Hong Kong

IN WITNESS WHEREOF, Investor has caused this Subscription Agreement to be duly executed by its authorized signatory as of the date first indicated above.

INVESTOR:

Name:

By:
Name:
Title:

Address for notices:

Number of Subject Shares:

Purchase Price per Subject Share: US $10.00

Aggregate Purchase Price: US$